                                    EX-99.CERT

                                  CERTIFICATION

                             Pursuant to Section 906
                                     of the
                           Sarbanes-Oxley Act of 2002


Name of Registrant:      ING VP Bond Portfolio
                         ------------------------

Date of Form N-CSR:      March 3, 2003
                         -------------


     The undersigned, the principal executive officer of the above named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


     IN WITNESS WHEREOF, the undersigned has executed this Certification below,
as of this    3rd    day of        March        , 2003 .
           ---------        --------------------     ---

                                             /s/ James M. Hennessy
                                           ---------------------------
                                                James M. Hennessy

                                  CERTIFICATION

                             Pursuant to Section 906
                                     of the
                           Sarbanes-Oxley Act of 2002


Name of Registrant:      ING VP Bond Portfolio
                         ------------------------

Date of Form N-CSR:      March 3, 2003
                         -------------


     The undersigned, the principal financial officer of the above named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


     IN WITNESS WHEREOF, the undersigned has executed this Certification below,
as of this    3rd    day of        March        , 2003 .
           ---------        --------------------     ---


                                             /s/ Michael J. Roland
                                           ---------------------------
                                                Michael J. Roland

                                  CERTIFICATION

I, James M. Hennessy, certify that:

1.   I have reviewed this report on Form N-CSR of  ING VP Bond Portfolio   ;
                                                 ---------------------------

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   Not applicable.

5.   Not applicable.

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

  /s/ James M. Hennessy                         Date:  March 3, 2003
------------------------------------                 -------------------
James M. Hennessy
President and Chief Executive Officer

                                  CERTIFICATION

I, Michael J. Roland, certify that:

1.   I have reviewed this report on Form N-CSR of   ING VP Bond Portfolio  ;
                                                  --------------------------

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   Not applicable.

5.   Not applicable.

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

  /s/ Michael J. Roland                         Date:  March 3, 2003
------------------------------------                 -------------------
Michael J. Roland
Executive Vice President and Chief Financial Officer